POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Jerry M. Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 1st day of December, 1998.


                                      /s/ JERRY M. ARMSTRONG
                                          Jerry M. Armstrong

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Tobin Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ TOBIN ARMSTRONG
                                          Tobin Armstrong

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Jack S. Blanton, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 28th day of October, 1998.


                                      /s/ JACK S. BLANTON
                                          Jack S. Blanton

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ W. M. BRUMLEY JR.
                                          W. M. Brumley, Jr.

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I John B. Carter, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ JOHN B. CARTER, JR.
                                          John B. Carter, Jr.

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ WILLIAM L. FISHER
                                          William L. Fisher

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ GERRIT W. GONG
                                          Gerrit W. Gong

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I J. Stuart Hunt, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ J. STUART HUNT
                                          J. Stuart Hunt

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ FREDERICK A. KLINGENSTEIN
                                          Frederick A. Klingenstein

                     POWER OF ATTORNEY

        WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities
Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW, THEREFORE, I Jack A. Vickers, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the otherS, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsover that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of October, 1998.


                                      /s/ JACK A. VICKERS
                                          Jack A. Vickers